Filed pursuant to Rule 497(a)(1)
File No. 333-149121
Rule 482ad

Kohlberg Capital Corporation

Announces Transferable Rights Offering

New York, NY, March 31, 2008 (PRIME NEWSWIRE) — Kohlberg Capital Corporation (NASDAQ: KCAP) announced today that its Board of Directors has approved the terms of a transferable rights offering to purchase shares of its common stock.

The Company will issue to stockholders of record on March 31, 2008 transferable rights to subscribe for an aggregate of up to 3,100,000 shares of the Company’s common stock. Each record date stockholder is being issued one transferable right for every six shares of the Company’s common stock owned on the record date. The rights entitle each holder to acquire at the subscription price one share of our common stock for every right held. The rights will be listed for trading on The NASDAQ Global Select Market under the symbol “KCAPR” and are expected to begin trading on April 1, 2008. Rights may be exercised at any time during the subscription period, which commences on March 31, 2008, and ends at 5:00 p.m., New York City time, on April 28, 2008, the expiration date, unless the subscription period is extended by the Company (the “Expiration Date”). Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock which were not subscribed for by other stockholders and any non-record date rights holders who exercise rights are entitled to subscribe for remaining shares that are not subscribed for by record date stockholders (the “Over-Subscription Privilege”).

The subscription price for the shares to be issued pursuant to the rights will be 95% of the volume-weighted average of the sales prices of the Company’s shares of common stock on The NASDAQ Global Select Market for the 10 consecutive trading days ending on the Expiration Date. Because the subscription price will be determined on the Expiration Date, rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their basic subscription rights and, if eligible, any additional shares subscribed for pursuant to the Over-Subscription Privilege at the estimated subscription price disclosed in the prospectus relating to the rights offering (the “Prospectus”), and may be required to pay an additional amount or receive a partial refund (without interest), depending on the final subscription price. The Company has the right to terminate the offering prior to delivery of the common stock if the subscription price is less than 70% of the net asset value attributable to a share of common stock disclosed in the most recent periodic report the Company filed with the SEC. In the event the offering is terminated, the rights will expire without value.

Important Dates*

Record Date	March 31, 2008
Subscription Period	from March 31, 2008 to April 28, 2008
Rights Expected to Begin Trading on NASDAQ	April 1, 2008
Last Day Rights May Be Traded	April 25, 2008
Expiration Date	April 28, 2008
Deadline for Delivery of Subscription Certificates and Payment for Shares	April 28, 2008
Deadline for Delivery of Notice of Guaranteed Delivery	April 28, 2008
Confirmations Mailed to Participants	May 12, 2008
Final Payment for Over-Subscription Shares	May 26, 2008

*	All end dates subject to extension if the Company extends the Expiration Date.

The Company intends to use the net proceeds from the offering to reduce existing indebtedness under its credit facility. However, any reduction of indebtedness through the use of proceeds of this offering is expected to be only temporary, and the Company expects to utilize its credit facility for additional borrowings in accordance with its investment objective and strategy and relevant legal rules applicable to business development companies.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Kohlberg Capital Corporation before investing. The Prospectus contains this and other information about Kohlberg Capital Corporation. The Prospectus should be read carefully before investing. A copy of the Prospectus may be obtained from The Altman Group, Inc., the Information Agent, 1200 Wall Street West, 3rd Floor, Lyndhurst, New Jersey 07071, (800) 499-6260.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, JMP Securities LLC and Stifel, Nicolaus & Company, Incorporated will act as Dealer Managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Kohlberg Capital Corporation (KCAP):

Kohlberg Capital Corporation is a publicly traded, internally managed business development company. Our middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments. Kohlberg Capital Corporation’s filings with the Securities and Exchange Commission, earnings releases, press releases and other financial, operational and governance information are available on the Company’s website at www.kohlbergcapital.com.

The Kohlberg Capital logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3121

Forward-Looking Statements:

This press release contains forward-looking statements (i.e., statements that are not historical facts) describing the Company’s future plans and objectives. The matters discussed in this press release, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans or objectives (including, without limitation, our plans to complete the rights offering described in this press release) will be achieved. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Contact:

Kohlberg Capital Corporation

Investor Relations

Denise Rodriguez

(212) 455-8300

info@kohlbergcapital.com